UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22010

Cohen & Steers European Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2008

Item 1. Reports to Stockholders.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

To Our Shareholders:

We are pleased to submit to you our report for the year ended October 31, 2008. The net asset values (NAV) per share at that date were $4.33, $4.32, and $4.33 for Class A, Class C and Class I shares, respectively.

The total returns, including income and change in net asset value, for the fund and the comparative benchmark were:

	Six Months Ended October 31, 2008	Year Ended October 31, 2008
Cohen & Steers European Realty Shares—Class A	–47.05%	–52.34%
Cohen & Steers European Realty Shares—Class C	–47.27%	–52.65%
Cohen & Steers European Realty Shares—Class I	–46.99%	–52.18%
FTSE EPRA/NAREIT Europe Index[a]	–48.76%	–53.47%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 1% maximum contingent deferred sales charge on Class C shares. If such charges were included, returns would have been lower.

Investment Review

European property securities declined for the year ended October 31, underperforming North America but outpacing Asia Pacific. The fund's fiscal year opened with European real estate securities selling off as the mortgage-related credit crisis that began in the United States crossed the Atlantic. Credit disappeared and property transactions slammed to a halt. Many of the European Union's largest financial institutions (including UBS AG, Swiss Reinsurance Company, HBOS PLC and Royal Bank of Scotland) eventually took significant write-downs tied to their exposure to asset-backed securities.

a  The FTSE EPRA/NAREIT Europe Real Estate Index is an unmanaged portfolio of approximately 92 constituents from 15 countries in the Europe region.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

Monetary intervention had limited effect

Interest-rate cuts by the Bank of England (BOE) in December 2007 and February 2008 brought only temporary relief; U.K. property stocks posted one of their best months on record in January, but sold off in late February when credit market volatility increased. A subsequent rate cut in April and a program that allowed commercial banks to exchange mortgage-backed securities for government bonds failed to materially improve sentiment.

Property markets on the continent tracked those in the United Kingdom, but without benefit of early interest-rate cuts, as inflation—the European Central Bank's (ECB) primary concern—remained above target. As food and energy prices rose, central banks became more hawkish. The ECB and BOE did, however, inject significant liquidity into euro-zone markets to support the financial system.

Eastern European markets also declined sharply. In its first rescue of a non euro-zone country, the ECB opened a special repurchase facility that allowed the Hungarian central bank to borrow up to €5 billion to increase liquidity and support its currency. By the end of the period, it was clear that Europe was facing a recession that would likely be longer than in previous economic cycles.

An August bounce could not be sustained

European property stocks rose in August from oversold levels, and merger and acquisition talks sparked investor interest; U.S.-based Simon Property Group and Australia's Westfield Property Group accumulated significant stakes in Liberty International, the U.K.'s largest shopping center owner.

The gains were reversed by a series of global financial shocks in September and October that pushed the world's economies to the brink of recession. In the United States, Fannie Mae and Freddie Mac were nationalized, insurance giant AIG was rescued by the government and investment bank Lehman Brothers was allowed to fail. European governments moved quickly to stem any contagion, with actions that included injecting €11.2 billion into Fortis Group's banking unit; extending a €6.4 billion rescue package to Dexia, the world's largest lender to local governments; nationalizing Bradford & Bingley, a U.K. mortgage lender; and bailing out Germany's Hypo Real Estate bank.

Global governments pulled together

In a remarkable spirit of cooperation, governments around the world took the following steps in October to restore liquidity and stimulate growth:

•  The U.S. Congress passed the $700 billion Troubled Asset Relief Program (TARP) package, which allowed the federal government to invest in commercial banks to bolster their capital

•  Central banks around the world coordinated a 50 basis-point (0.5%) cut in interest rates to stimulate their economies

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

•  The BOE provided up to £50 billion to troubled U.K. banks in what amounted to a partial nationalization of the banking system

•  Germany announced a €500 billion plan to support its banks

The decline was broad-based and steep

The United Kingdom (–43.5%),1 which is the region's largest property securities market, finished slightly ahead of the benchmark. Office companies, in particular, sold off sharply during the year on concerns about the effect of financial service industry job cuts on London's office market.

France (–36.0%) declined but outperformed the benchmark as fundamentals for French office and retail companies were generally solid for much of the year. The market began to sell off in August amid signs of a slowing economy; the forecast for gross domestic product was reduced to between 1.4% and 1.5% in 2008, from 2% in 2007.

The Netherlands (–30.3%) outperformed largely on the strength of its pan-European retail property companies; these operators have assets in attractive, high-barrier-to-entry markets. Austria (–79.3%), which was hampered by corporate governance concerns, plunged late in the fund's fiscal year as investors lost confidence in the number of companies with business models that rely on development. German real estate securities (–66.4%) were in retreat for most of the year in spite of an economy that was among Europe's strongest. The government's bailout of Hypo Real Estate late in the fiscal year exacerbated the decline.

1  Country returns are in local currencies as measured by the FTSE EPRA/NAREIT Europe Real Estate Index.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

European Total Returns in Local Currencies
November 1, 2007–October 31, 2008

Source: Wilshire

Country returns are in local currencies as measured by the FTSE EPRA/NAREIT Europe Real Estate Index.

Stock selection helped relative performance

The fund fell sharply in the year ended October 31, but stayed ahead of its benchmark. Stock selection was generally favorable, particularly in the United Kingdom, France and Italy. Our overweight positions in the United Kingdom and France, and underweight in Austria, also contributed to relative return, as did our decision to limit investment in Eastern Europe.

The fund's underweight positions in Switzerland and Belgium detracted from relative performance. The best-performing market during the fiscal year, Switzerland was expensive in our view. Belgium, also a strong performer, is a relatively stable market, but we viewed it as less compelling on a long-term total-return perspective. Stock selection in the Netherlands and Germany also dampened return, as did our overweight in Finland.

The U.S. dollar strengthened against most other currencies in the period, which had a detrimental effect on U.S. dollar investors' returns.

Investment Outlook

We are encouraged by the coordinated actions of governments and central banks to restore liquidity to the capital markets, support the global financial system and respond promptly to negative economic indicators. Although the stimulus has encouraged banks to lend to each other, it has failed to revive corporate lending, raising concerns about companies' ability to roll over or refinance maturing debt and increasing the likelihood of a lengthy recession. As a result, we expect Europe's central banks to continue to support liquidity by broadening the availability of credit and lowering interest rates.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

The recent, aggressive cuts in U.K. interest rates should benefit commercial property stocks. Despite the economic uncertainty, we observe healthy balance sheets, well-regarded management teams and attractive valuations for most major property companies, and we are confident about their long-term prospects. Residential property companies, on the other hand, are likely to decline further based on low mortgage approvals and an expected rise in unemployment.

An office undersupply in France could be offset by weakening demand and a decline in rents. We expect property values in the Netherlands to remain relatively stable, supported by yields that have remained generally higher than those in other parts of Europe. In Germany, investment markets have cooled as transaction financing has become more restrictive, and cap rates are likely to increase further.

In this difficult credit environment, we see opportunities with companies that have solid recurring cash flow derived from their existing portfolios; operators with cash on their balance sheets and limited refinancing needs, enabling them to buy assets from distressed sellers; and developers who have already secured financing on their development pipelines and can be flexible on completion. An additional source of optimism is the relatively contained supply outlook—both in offices and retail—in many European property markets, which should foster recovery once the markets stabilize.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	GERIOS J.M. ROVERS

Portfolio Manager	Portfolio Manager

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

Performance Review (Unaudited)

Cohen & Steers European Realty Shares—Class A Growth of a $10,000 Investment

Cohen & Steers European Realty Shares—Class C

Growth of a $10,000 Investment

Cohen & Steers European Realty Shares—Class I

Growth of a $1,000,000 Investment

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns For Periods Ending October 31, 2008

	Class A Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	–54.49%[b]	–53.12%[c]	—
1 Year (without sales charge)	–52.34%	–52.65%	–52.18%
Since Inception[d] (with sales charge)	–47.21%[b]	–45.96%	—
Since Inception[d] (without sales charge)	–45.62%	–45.96%	–45.46%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The annulized gross and net expense ratios, respectively, for each class of shares as disclosed in the March 1, 2008 prospectuses were as follows: Class A—5.26% and 1.80%; Class C—6.12% and 2.45%; and Class I—7.19% and 1.45%. Through October 31, 2009, the advisor has contractually agreed to waive its fee and/or reimburse the fund for expenses incurred to the extent necessary to maintain the fund's annual operating expenses at 1.80% for Class A shares, 2.45% for Class C shares and 1.45% for Class I shares.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the fund's performance. The fund's performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 1%.

d  Inception date of April 13, 2007

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008—October 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008– October 31, 2008
Class A
Actual (–47.05% return)	$1,000.00	$529.50	$6.92
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.09	$9.12
Class C
Actual (–47.27% return)	$1,000.00	$527.30	$9.41
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.82	$12.40
Class I
Actual (–46.99% return)	$1,000.00	$530.10	$5.58
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.85	$7.35

*  Expenses are equal to the fund's Class A, Class C and Class I annualized net expense ratio of 1.80%, 2.45%, and 1.45%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). If the fund had borne all of its expenses that were assumed by the advisor, the annualized expense ratios would have been 4.44%, 5.04%, and 3.98%, respectively.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

OCTOBER 31, 2008

Top Ten Holdings
(Unaudited)

Security	Market Value	% of Net Assets
Unibail-Rodamco	$880,409	15.4%
Land Securities Group PLC	733,727	12.8
British Land Co., PLC	355,866	6.2
Hammerson PLC	322,357	5.6
Corio NV	297,339	5.2
Segro PLC	216,342	3.8
Liberty International PLC	194,471	3.4
Eurocommercial Properties NV	180,607	3.2
ICADE	179,441	3.1
Derwent London PLC	168,215	2.9

Country Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

October 31, 2008

		Number of Shares	Value
COMMON STOCK	97.2%
AUSTRIA	0.7%
DIVERSIFIED
CA Immobilien Anlagen AGa		6,180	$38,883
BELGIUM	0.8%
INDUSTRIAL
Warehouses De Pauw SCA		1,114	44,553
CHANNEL ISLANDS	0.4%
OFFICE
Atrium European Real Estate[a]		5,652	25,698
FINLAND	2.4%
DIVERSIFIED	1.5%
Citycon Oyj		36,912	87,483
OFFICE	0.9%
Sponda Oyj		7,800	34,946
Technopolis Oyj		4,125	16,886
			51,832
TOTAL FINLAND			139,315
FRANCE	29.5%
DIVERSIFIED	24.6%
Eurosic		1,835	43,715
Fonciere des Regions		1,777	117,506
Gecina SA		804	55,834
ICADE		3,002	179,441
Societe Immobiliere de Location pour L'Industrie et le Commerce (Silic)		1,470	131,039
Unibail-Rodamco		5,870	880,409
			1,407,944

See accompanying notes to financial statements.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

		Number of Shares	Value
RETAIL	4.9%
Klepierre		6,262	$144,237
Mercialys Promesse		4,115	134,015
			278,252
TOTAL FRANCE			1,686,196
GERMANY	1.7%
OFFICE	0.5%
Alstria Office AG		4,353	28,111
RETAIL	1.2%
Deutsche Euroshop AG		2,659	67,937
TOTAL GERMANY			96,048
ITALY	1.7%
OFFICE	1.3%
Beni Stabili S.p.A.		116,050	70,551
RETAIL	0.4%
Immobiliare Grande Distribuzione		17,960	24,297
TOTAL ITALY			94,848
NETHERLANDS	11.3%
INDUSTRIAL	0.5%
ProLogis European Properties		8,919	29,640
OFFICE	0.8%
VastNed Offices/Industrial NV		3,369	44,425
RETAIL	10.0%
Corio NV		5,564	297,339
Eurocommercial Properties NV		5,454	180,607
VastNed Retail NV		1,851	94,697
			572,643
TOTAL NETHERLANDS			646,708

See accompanying notes to financial statements.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

		Number of Shares	Value
SWEDEN	5.2%
DIVERSIFIED	4.1%
Castellum AB		19,713	$133,818
Hufvudstaden AB		16,469	104,108
			237,926
OFFICE	1.1%
Klovern AB		31,077	62,416
TOTAL SWEDEN			300,342
SWITZERLAND	1.2%
OFFICE
PSP Swiss Property AGa		1,587	68,662
UNITED KINGDOM	42.3%
DIVERSIFIED	26.0%
British Land Co., PLC		35,688	355,866
Hammerson PLC		27,969	322,357
Helical Bar PLC		15,553	74,776
Land Securities Group PLC		41,335	733,727
			1,486,726
INDUSTRIAL	4.7%
Brixton PLC		19,629	52,798
Segro PLC		47,921	216,342
			269,140
OFFICE	5.9%
Derwent London PLC		14,362	168,215
Great Portland Estates PLC		37,761	168,154
			336,369
RETAIL	3.4%
Liberty International PLC		17,478	194,471

See accompanying notes to financial statements.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

		Number of Shares	Value
SELF STORAGE	2.3%
Big Yellow Group PLC		16,520	$71,662
Safestore Holdings Ltd.		39,455	59,097
			130,759
TOTAL UNITED KINGDOM			2,417,465
TOTAL INVESTMENTS[b] (Identified cost—$9,547,430)	97.2%		5,558,718
OTHER ASSETS IN EXCESS OF LIABILITIES	2.8%		161,851
NET ASSETS	100.0%		$5,720,569

Note: Percentages indicated are based on the net assets of the fund.

a  Non-income producing security.

b  All securities have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the fund's Board of Directors.

See accompanying notes to financial statements.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

ASSETS:
Investments in securities, at value (Identified cost—$9,547,430)	$5,558,718
Cash	22,303
Receivable due from advisor	216,145
Receivable for investment securities sold	35,151
Dividends receivable	22,237
Receivable for fund shares sold	66
Other assets	256
Total Assets	5,854,876
LIABILITIES:
Payable for professional fees	61,972
Payable for administration fees	16,871
Payable for directors' fees	5,311
Payable for distribution fees	92
Payable for shareholder servicing fees	32
Other liabilities	50,029
Total Liabilities	134,307
NET ASSETS	$5,720,569
NET ASSETS consist of:
Paid-in-capital	$16,606,709
Accumulated undistributed net investment income	7,534
Accumulated net realized loss	(6,901,231)
Net unrealized depreciation	(3,992,443)
$5,720,569

See accompanying notes to financial statements.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

October 31, 2008

CLASS A SHARES:
NET ASSETS	$1,825,243
Shares issued and outstanding ($0.001 par value common stock outstanding)	421,843
Net asset value and redemption price per share	$4.33
Maximum offering price per share ($4.33 ÷ 0.955)[a]	$4.53
CLASS C SHARES:
NET ASSETS	$1,693,399
Shares issued and outstanding ($0.001 par value common stock outstanding)	392,335
Net asset value and offering price per share[b]	$4.32
CLASS I SHARES:
NET ASSETS	$2,201,927
Shares issued and outstanding ($0.001 par value common stock outstanding)	508,563
Net asset value, offering, and redemption price per share	$4.33

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge of 1% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2008

Investment Income:
Dividend income (net of $77,381 of foreign withholding tax)	$582,146
Interest income	10,318
Total Income	592,464
Expenses:
Investment advisory fees	168,706
Professional fees	104,626
Administration fees	67,719
Registration and filing fees	59,590
Offering costs	58,680
Custodian fees and expenses	57,492
Distribution fees—Class A	21,114
Distribution fees—Class C	34,890
Directors' fees and expenses	53,580
Transfer agent fees and expenses	25,570
Shareholder servicing fees—Class A	8,446
Shareholder servicing fees—Class C	11,630
Shareholder reporting expenses	15,668
Line of credit fees	623
Miscellaneous	17,219
Total Expenses	705,553
Reduction of Expenses (See Note 2)	(384,851)
Net Expenses	320,702
Net Investment Income	271,762
Net Realized and Unrealized Loss:
Net realized loss on:
Investments	(6,555,434)
Foreign currency transactions	(37,590)
Net realized loss	(6,593,024)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,097,404)
Foreign currency translations	(5,146)
Net change in unrealized appreciation (depreciation)	(2,102,550)
Net realized and unrealized loss	(8,695,574)
Net Decrease in Net Assets Resulting from Operations	$(8,423,812)

See accompanying notes to financial statements.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2008	For the Period April 13, 2007[a] through October 31, 2007
Change in Net Assets:
From Operations:
Net investment income	$271,762	$150,472
Net realized loss	(6,593,024)	(353,918)
Net change in unrealized appreciation (depreciation)	(2,102,550)	(1,889,893)
Net decrease in net assets resulting from operations	(8,423,812)	(2,093,339)
Dividends and Distributions to Shareholders from:
Net Investment Income:
Class A	(219,817)	—
Class C	(70,076)	—
Class I	(104,567)	—
Tax return of capital:
Class A	(29,793)	—
Class C	(16,714)	—
Class I	(13,842)	—
Total dividends and distributions to shareholders	(454,809)	—
Capital Stock Transactions:
Increase (decrease) in net assets from fund share transactions	(7,800,793)	24,393,047
Total increase (decrease) in net assets	(16,679,414)	22,299,708
Net Assets:
Beginning of period	22,399,983	100,275
End of period[b]	$5,720,569	$22,399,983

a  Commencement of operations.

b  Includes undistributed net investment income of $7,534 and $137,019, respectively.

See accompanying notes to financial statements.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
Per Share Operating Performance:	For the Year Ended October 31, 2008	For the Period April 13, 2007[a] through October 31, 2007
Net asset value, beginning of period	$9.34	$11.46
Income from investment operations:
Net investment income[b]	0.11	0.08
Net realized and unrealized loss	(4.92)	(2.21)
Total from investment operations	(4.81)	(2.13)
Less dividends and distributions to shareholders from:
Net investment income	(0.17)	—
Tax return of capital	(0.03)	—
Total dividends and distributions to shareholders	(0.20)	—
Redemption fees retained by the fund	0.00 [c]	0.01
Net decrease in net asset value	(5.01)	(2.12)
Net asset value, end of period	$4.33	$9.34
Total investment return[d]	–52.34%	–18.50%[e]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1.8	$11.5
Ratio of expenses to average daily net assets (before expense reduction)[f]	4.04%	5.26%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	1.80%	1.80%[g]
Ratio of net investment loss to average daily net assets (before expense reduction)	(0.82)%	(1.89)%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.42%	1.57%[g]
Portfolio turnover rate	103%	17%[e]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Does not reflect sales charges, which would reduce return.

e  Not annualized.

f  Due to the significant change in net assets on a small asset base, the expense ratio, when averaged over the year, differs from the fund's other classes by an amount other than class specific expenses. Typically, the ratios between classes will only differ by the class specific expenses (i.e., distribution fees and shareholder servicing fees).

g  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
Per Share Operating Performance:	For the Year Ended October 31, 2008	For the Period April 13, 2007[a] through October 31, 2007
Net asset value, beginning of period	$9.31	$11.46
Income from investment operations:
Net investment income[b]	0.10	0.06
Net realized and unrealized loss	(4.94)	(2.22)
Total from investment operations	(4.84)	(2.16)
Less dividends and distributions to shareholders from:
Net investment income	(0.12)	—
Tax return of capital	(0.03)	—
Total dividends and distributions to shareholders	(0.15)	—
Redemption fees retained by the fund	0.00 [c]	0.01
Net decrease in net asset value	(4.99)	(2.15)
Net asset value, end of period	$4.32	$9.31
Total investment return[d]	–52.65%	–18.76%[e]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1.7	$6.5
Ratio of expenses to average daily net assets (before expense reduction)[f]	4.77%	6.12%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	2.45%	2.45%[g]
Ratio of net investment loss to average daily net assets (before expense reduction)	(0.98)%	(2.58)%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.34%	1.09%[g]
Portfolio turnover rate	103%	17%[e]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Does not reflect sales charges, which would reduce return.

e  Not annualized.

f  Due to the significant change in net assets on a small asset base, the expense ratio, when averaged over the year, differs from the fund's other classes by an amount other than class specific expenses. Typically, the ratios between classes will only differ by the class specific expenses (i.e., distribution fees and shareholder servicing fees).

g  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
Per Share Operating Performance:	For the Year Ended October 31, 2008	For the Period April 13, 2007[a] through October 31, 2007
Net asset value, beginning of period	$9.35	$11.46
Income from investment operations:
Net investment income[b]	0.18	0.17
Net realized and unrealized loss	(4.97)	(2.29)
Total from investment operations	(4.79)	(2.12)
Less dividends and distributions to shareholders from:
Net investment income	(0.20)	—
Tax return of capital	(0.03)	—
Total dividends and distributions to shareholders	(0.23)	—
Redemption fees retained by the fund	0.00 [c]	0.01
Net decrease in net asset value	(5.02)	(2.11)
Net asset value, end of period	$4.33	$9.35
Total investment return	–52.18%	–18.41%[d]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2.2	$4.4
Ratio of expenses to average daily net assets (before expense reduction)[e]	3.77%	7.19%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	1.45%	1.45%[f]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.05%	(2.58)%[f]
Ratio of net investment income to average daily net assets (net of expense reduction)	2.37%	3.16%[f]
Portfolio turnover rate	103%	17%[d]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Not annualized.

e  Due to the significant change in net assets on a small asset base, the expense ratio, when averaged over the year, differs from the fund's other classes by an amount other than class specific expenses. Typically, the ratios between classes will only differ by the class specific expenses (i.e., distribution fees and shareholder servicing fees).

f  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers European Realty Shares, Inc. (the fund) was incorporated under the laws of the State of Maryland on January 29, 2007 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The fund's investment objective is total return. The fund had no operations until March 22, 2007 when it sold 100 shares each of Class A and C and 8,550 shares of Class I for $100,275 to Cohen & Steers Capital Management, Inc. (the advisor). Investment operations commenced on April 13, 2007. The authorized shares of the fund are divided into three classes designated Class A, C and I shares. Each of the fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange (NYSE) but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the advisor to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Portfolio securities primarily traded on foreign markets are generally valued at the closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Securities for which market prices are unavailable, or securities for which the advisor determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the fund is informed after the ex-dividend date. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translations: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. The fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. An assessment of the fund's tax positions has been made and it has been determined that there is no impact to the fund's financial statements. Each of the fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Pursuant to an advisory agreement (the advisory agreement), the advisor provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors. For the services provided to the fund, the advisor receives a monthly fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of the fund.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the year ended October 31, 2008 and through October 31, 2009, the advisor has contractually agreed to waive its fee and/or reimburse the fund for expenses incurred to the extent necessary to maintain the fund's annual operating expenses at 1.80% for the Class A shares, 2.45% for the Class C shares and 1.45% for the Class I shares.

Under a subadvisory agreement between the advisor and Cohen & Steers Europe S.A. and Cohen & Steers UK Limited (the subadvisors), each a wholly owned subsidiary of the advisor, the subadvisors provide investment research and advisory services on European real estate companies and in the case of Cohen & Steers Europe S.A., provide trade order execution services to the fund. For its services provided under the subadvisory agreements, the advisor (not the fund) pays each subadvisor a monthly fee at the annual rate of 0.25% of the average daily net assets of the fund. For the year ended October 31, 2008, the advisor paid each subadvisor $42,176.

Administration Fees: The fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.10% of the fund's average daily net assets. For the year ended October 31, 2008, the fund paid the advisor $16,871 in fees under this administration agreement. Additionally, the fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the fund will pay the distributor a fee at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class C shares.

For the year ended October 31, 2008, the fund has been advised that the distributor received $1,967 in sales commissions from the sale of Class A shares and that the distributor also received $5,522 and $16,396 of contingent deferred sales charges relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the fund that proceeds from the contingent deferred sales charge on these classes are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution-related services to the fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes and interest and other financing costs associated with these classes.

Shareholder Servicing Fees: The fund has adopted a shareholder services plan which provides that the fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the fund may pay the shareholder servicing agent a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the fund's Class A shares and up to 0.25% of the average daily net asset value of the fund's Class C shares.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $237 from the fund for the year ended October 31, 2008.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Offering Costs: The advisor incurred offering costs on behalf of the fund in the amount of $126,752. Such expenses were deferred and were fully amortized as of April 12, 2008.

Investment by Affiliates: At October 31, 2008, the advisor owned 33.6% of the fund.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2008 totaled $17,133,536 and $24,552,949, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended October 31,
	2008	2007
Ordinary income	$394,460	$—
Tax return of capital	60,349	—
Total dividends and distributions	$454,809	$—

As of October 31, 2008, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$—
Gross unrealized depreciation	(5,497,559)
Net unrealized depreciation	$(5,497,559)
Cost for federal income tax purposes	$11,056,277

As of October 31, 2008, the fund had a net capital loss carryforward of $5,384,821, of which $113,157 will expire on October 31, 2015 and $5,271,664 will expire on October 31, 2016. This carryforward may be used to offset future capital gains to the extent provided by regulations.

As of October 31, 2008, the fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to foreign currency transactions and sales on passive foreign investment companies. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was credited $6,787 and accumulated undistributed net investment income was charged $6,787. Net assets of the fund were not affected by this reclassification.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The fund is authorized to issue 600 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the fund may increase or decrease the aggregate number of shares of common stock that the fund has authority to issue. Transactions in fund shares were as follows:

	For the Year Ended October 31, 2008		For the Period April 13, 2007[a] through October 31, 2007
	Shares	Amount	Shares	Amount
Class A:
Sold	1,906,327	$15,133,727	1,359,780	$13,399,885
Issued as reinvestment of dividends	7,607	54,313	—	—
Redeemed	(2,720,097)	(21,312,781)	(131,874)	(1,228,194)
Redemption fees retained by the fund[b]	—	2,442	—	4,956
Net increase (decrease)	(806,163)	$(6,122,299)	1,227,906	$12,176,647
Class C:
Sold	313,865	$2,519,857	793,600	$7,814,956
Issued as reinvestment of dividends	4,337	31,019	—	—
Redeemed	(622,135)	(4,514,070)	(97,432)	(906,697)
Redemption fees retained by the fund[b]	—	1,134	—	3,150
Net increase (decrease)	(303,933)	$(1,962,060)	696,168	$6,911,409
Class I:
Sold	48,089	$361,319	513,280	$5,758,768
Issued as reinvestment of dividends	2,517	18,121	—	—
Redeemed	(17,545)	(96,717)	(46,328)	(456,925)
Redemption fees retained by the fund[b]	—	843	—	3,148
Net increase	33,061	$283,566	466,952	$5,304,991

a  Commencement of operations.

b  The fund may charge a 2% redemption fee on shares sold within 60 days of the time of purchase. Prior to September 28, 2007, the redemption fee was charged at a rate of 1% on shares sold within six months of the time of purchase.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Borrowings

The fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement. The fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement.

During the year ended October 31, 2008, the fund did not utilize the line of credit. This credit agreement expired December 10, 2008 and effective on this date, the fund is no longer a participant.

Note 7. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. New Accounting Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has evaluated the impact of SFAS 157 and it is not expected to have a material impact on the fund's net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect the fund's financial position, financial performance, and cash flows. Management is currently evaluating the impact the adoption of this pronouncement will have on the fund's financial statements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers European Realty Shares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers European Realty Shares, Inc. (the "Fund") at October 31, 2008, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and the period from April 13, 2007 (commencement of operations) through October 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 16, 2008

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

TAX INFORMATION—2008 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $299,561. Additionally, none of the ordinary dividends qualified for the dividends received deduction available to corporations.

The fund has elected, pursuant to section 853 of the Internal Revenue Code, to pass through foreign taxes of $54,030. The fund generated net foreign source income of $659,527 with respect to this election.

OTHER INFORMATION

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The board of directors of the fund, including a majority of the directors who are not parties to the fund's investment advisory and subadvisory agreements (collectively, the "Advisory Agreements"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the fund's Advisory Agreements for their initial two year term and their continuation annually thereafter at a meeting of the board called for the purpose of voting on the approval or continuation. At a meeting held in person on June 11, 2008, the Advisory Agreements were discussed and were unanimously approved for an initial two-year term by the fund's board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreements, the board reviewed materials provided by the fund's advisor (the "Advisor") and fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") prepared by an independent data provider, supplemental performance and summary information prepared by the Advisor, and memoranda outlining the legal duties of the board. The board also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the board considered information provided from time to time by the Advisor throughout the year at meetings of the board, including presentations by portfolio managers relating to the investment performance of the fund and the investment strategies used in pursuing the fund's objective. In particular, the board considered the following:

(i) The nature, extent and quality of services to be provided by the Advisor: The board reviewed the services that the Advisor would provide to the fund, including, but not limited to, making the day-to-day investment decisions for the fund, and generally managing the fund's investments in accordance with the stated policies of the fund. The board also discussed with officers and portfolio managers of the fund the amount of time the Advisor would dedicate to the fund and the types of transactions that would be done on behalf of the fund. Additionally, the board took into account the services provided by the Advisor to its other funds, including those that invest substantially in real estate securities and have investment objectives and strategies similar to the fund.

The board next considered the education, background and experience of the Advisor's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the fund would likely have a favorable impact on the success of the fund. The board further noted the Investment Advisor's ability to attract quality and experienced personnel. The board then considered the administrative services to be provided by the Advisor, including compliance and accounting services. After consideration of the above factors, among others, the board concluded that the nature, quality and extent of services to be provided by the Advisor are adequate and appropriate.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

(ii) Investment performance of the fund and the Advisor: Because the fund is newly formed, the board did not consider investment performance of the fund versus Peer Funds. The board considered the investment performance of the fund compared to relevant benchmarks. The board noted that the fund outperformed its benchmark and the S&P/Citigroup BMI Europe Property Index for the year-to-date period through April 30, 2008. The board also considered the Advisor's performance in managing other global and international real estate funds. The board then determined that fund performance, in light of all considerations noted, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Advisor from the relationship with the fund: Next, the board considered the advisory fees, noting that sub-advisory fees are paid by the Advisor, and administrative fees payable by the fund. The board noted that the advisory fee and administration fee were slightly higher than the medians of the Peer Funds and that the total expense ratio (on a gross and net basis) was higher than the Peer Funds' median. The board noted that the Advisor is currently waiving a portion of its advisory fees and/or reimbursing expenses to limit total expenses of the fund. The Board also considered the fund's limited operating history as well as its asset size. The directors concluded that the fund's current expense structure is competitive in the peer group.

The board also reviewed information regarding the profitability to the Advisor of its relationship with the fund. The board considered the level of the Investment Manager's profits and whether the profits were reasonable for the Advisor. The board took into consideration other benefits to be derived by the Advisor in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Advisor receives by allocating the fund's brokerage transactions. The board also considered the fees received by the Advisor under the Administration Agreement, but noted the significant services received, such as operational services and furnishing office space and facilities for the fund, and providing persons satisfactory to the board to serve as officers of the fund, and that these services were beneficial to the fund. The directors concluded that the profits realized by the Advisor from its administrative relationship with the fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the fund grows and whether fee levels would reflect such economies of scale: The board noted that the fund's advisory fee schedule does not contain any breakpoints. The board considered the fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with stockholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the board compared both the services rendered and the fees paid under the Advisory Agreements to those under other investment advisory contracts of other investment advisers managing Peer Funds. The board also compared both the services rendered and the fees paid under the Advisory Agreements to the Advisor's other fund advisory

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

agreements as well as profitability under the Advisory Agreements to the Advisor's other advisory contracts with institutional and other clients with similar investment mandates. The board determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the board. Rather, after weighing all of the considerations and conclusions discussed above, the board, including the Independent Directors, unanimously approved the Advisory Agreements.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

MANAGEMENT OF THE FUND

The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 1-800-330-7348.

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Interested Directors[1]

Robert H. Steers Age: 55	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM), the fund's investment manager, and its parent company, Cohen & Steers, Inc. (CNS) since 2004. Vice President and Director, Cohen & Steers Securities, LLC (CSSL), the Cohen & Steers open-end funds' distributor. Prior thereto, Chairman of CSCM and the Cohen & Steers funds.	21	1991 to present

Martin Cohen Age: 59	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of CSCM and CNS. Vice President and Director of CSSL. Prior thereto, President of the CSCM and the Cohen & Steers funds.	21	1991 to present

  (table continued on next page)

*    The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

1  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Disinterested Directors

Bonnie Cohen[2] Age: 65	Director	Until next election of directors	Consultant. Director, Reis, Inc. (formerly Wellsford Real Property); Vice-Chair of the Board of Global Heritage Fund; Investment Committee, The Moriah Fund; Advisory Committee member, The Posse Foundation; Vice-Chair, Board of District of Columbia Public Libraries; Board member, Washington National Opera. Former Under Secretary of State for Management, United States Department of State, 1996-2000.	21	2001 to present

George Grossman Age: 54	Director	Until next election of directors	Attorney-at-law.	21	1993 to present

Richard E. Kroon Age: 66	Director	Until next election of directors	Member of Investment Committee, Monmouth University; retired Chairman and Managing Partner of the Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation; and former Chairman of the National Venture Capital Association.	21	2004 to present

  (table continued on next page)

*    The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

2  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Richard J. Norman Age: 65	Director	Until next election of directors	Private Investor. Board of Directors of Maryland Public Television, Advisory Board Member of the Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	21	2001 to present

Frank K. Ross Age: 65	Director	Until next election of directors	Professor of Accounting, Howard University; Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	21	2004 to present

Willard H. Smith Jr. Age: 71	Director	Until next election of directors	Board member of Essex Property Trust Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	21	1996 to present

C. Edward Ward Jr. Age: 62	Director	Until next election of directors	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	21	2004 to present

*    The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*	Position(s) Held With Fund	Principal Occupation During Past 5 Years	Length of Time Served**
Adam M. Derechin Age: 44	President and chief executive officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 44	Vice president	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

Francis C. Poli Age: 46	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 42	Treasurer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 40	Chief compliance officer	Vice President & Director of Compliance of CSCM since January 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004. First VP, Risk Management, Prudential Securities, Inc. 2000-2003.	Since 2006

*  The address of each officer is 280 Park Avenue, New York, NY 10017.

**  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
EUROPEAN REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in Europe

  •  Symbols: EURAX, EURCX, EURIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Ave
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Ave
New York, NY 10017
(212) 832-3232

Nasdaq Symbol: Class A—EURAX
Class C—EURCX
Class I—EURIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers European Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

EUROPEAN REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

ANNUAL REPORT

OCTOBER 31, 2008

EURAXAR

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the registrant’s audit committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2008	2007
Audit Fees	$52,500	$50,300
Audit-Related Fees	-0-	-0-
Tax Fees	$21,000	-0-
All Other Fees	-0-	-0-

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2008	2007
Audit-Related Fees	$110,000	$71,500
Tax Fees	-0-	-0-
All Other Fees	-0-	-0-

(e)(1)                    The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant for the investment adviser.

(e) (2)                 No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    Not applicable.

(g)                                 For the fiscal year ended October 31, 2008, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant was $110,000.

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

By:	/s/ Adam M. Derechin

Name: Adam M. Derechin

Title: President and Chief Executive Officer

Date: December 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:		/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: December 24, 2008